                                                                                      Exhibit 99.1

                                                                            Contact: Laurie Spiegelberg
                                                                            (208) 386-5255

Washington Group International Postpones Special Meeting of Stockholders
to November 9, 2007

BOISE, Idaho (October 29, 2007) - Washington Group International (NYSE: WNG) today announced that it has postponed its previously scheduled Special Meeting of Stockholders until November 9, 2007. At that meeting, stockholders are scheduled to vote on the proposed merger transaction providing for the acquisition of Washington Group by URS Corporation (NYSE: URS). The meeting has been postponed to allow for the solicitation of additional votes in favor of the transaction in light of the fact that the transaction has, to date, received insufficient votes for approval. Approval of the transaction requires the affirmative vote of the holders of a majority of all issued and outstanding shares of Washington Group common stock.
The postponed meeting is scheduled to be held at Washington Group’s offices located at 720 Park Boulevard, Boise, Idaho, at 11 a.m. local time. Stockholders of record as of the close of business on September 21, 2007, will be entitled to vote on the proposed merger.
The Board of Directors unanimously recommends that all Washington Group stockholders vote “FOR” the proposed acquisition at the postponed meeting, as it believes that a merger transaction with URS would create a stronger and more competitive company that is capable of creating more stockholder value than Washington Group could on its own. If the transaction is completed, Washington Group stockholders would have the opportunity to share in the future growth of the combined company through their continuing equity interest in the combined company. Washington Group notes that three prominent independent proxy advisory firms - Glass Lewis, Proxy Governance, and Egan-Jones* - have recommended that Washington Group stockholders vote in favor of the transaction, although one prominent firm - Institutional Shareholder Services* - has recommended a vote against.
Not voting has the same effect as voting against the proposed merger. Stockholders who have not already voted or wish to change their votes may do so by using the telephone or Internet voting procedures provided on their proxy cards to help ensure that votes are received in time to be counted. Stockholders who have questions about the merger or need assistance in submitting their proxies or voting their shares should contact Washington Group’s proxy solicitor, MacKenzie Partners, Inc., by calling 800-322-2885 (toll-free) or 212-929-5500 (collect) or via e-mail to proxy@mackenziepartners.com.
Additional information regarding the proposed merger transaction can be found in the joint proxy statement/prospectus dated September 28, 2007.
Washington Group International (NYSE: WNG) provides the talent, innovation, and proven performance to deliver integrated engineering, construction, and management solutions for businesses and governments worldwide. Headquartered in Boise, Idaho, with approximately $4 billion in annual revenue, the company has approximately 25,000 people at work around the world providing solutions in power, environmental management, defense, oil and gas processing, mining, industrial facilities, transportation, and water resources. For more information, visit www.wgint.com.

*Permission to cite the recommendations of Glass Lewis, Proxy Governance, Egan-Jones, and Institutional Shareholder Services was neither sought nor obtained.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are identified by the use of forward-looking terminology such as may, will, could, should, expect, anticipate, intend, plan, estimate, or continue or the negative thereof or other variations thereof. Each forward-looking statement, including, without limitation, any financial guidance, speaks only as of the date on which it is made, and Washington Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. The forward-looking statements are necessarily based on assumptions and estimates of management and are inherently subject to various risks and uncertainties. Actual results may vary materially as a result of changes or developments in social, economic, business, market, legal, and regulatory circumstances or conditions, both domestically and globally, as well as due to actions by customers, clients, suppliers, business partners, or government bodies. Performance is subject to numerous factors, including demand for new power generation and for modification of existing power facilities, public sector funding, demand for extractive resources, capital spending plans of customers, and spending levels and priorities of the U.S., state and other governments. Results may also vary as a result of difficulties or delays experienced in the execution of contracts or implementation of strategic initiatives, including the satisfaction of terms and conditions for the proposed merger transaction with URS Corporation and in the closing and success of such proposed merger transaction. For additional risks and uncertainties impacting the forward-looking statements contained in this news release, please see "Note Regarding Forward-Looking Information" and "Item 1A. Risk Factors" in Washington Group's annual report on Form 10-K for fiscal year 2006.

Additional Information and Where to Find It
In connection with the proposed transaction, URS and Washington Group International filed a definitive joint proxy statement/prospectus and other materials with the Securities and Exchange Commission (the "SEC"), and URS filed a registration statement on Form S-4. Investors and security holders are urged to read the definitive joint proxy statement/prospectus, the registration statement on Form S-4, documents incorporated by reference in the definitive joint proxy statement/prospectus, and the other materials filed with the SEC as they contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by URS by contacting URS Investor Relations at 877-877-8970. Investors and security holders may obtain free copies of the documents filed with the SEC by Washington Group by contacting Washington Group Investor Relations at 866-964-4636. In addition, you may also find information about the merger transaction at www.urs-wng.com. URS, Washington Group and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of URS and Washington Group in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in definitive joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of URS is also included in URS' proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2007. Additional information regarding the directors and executive officers of Washington Group is also included in Washington Group's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2007, as amended. These documents are available free of charge at the SEC's Web site at www.sec.gov and from Investor Relations at URS and Washington Group as described above.

CONTACTS:

Media:
Laurie Spiegelberg, Vice President of Corporate Communications, Washington Group International, 208-386-5255

Investors:
George Juetten, Executive Vice President and Chief Financial Officer, Washington Group International, 208-386-5698
Or
Dan Burch or Larry Dennedy, MacKenzie Partners, Inc., 212-929-5239